                             REGISTRATION AGREEMENT

         This Registration Agreement (the "Registration Agreement") is made and entered into as of January 29, 1997, between DU PONT CHEMICAL AND ENERGY OPERATIONS, INC., a Delaware corporation ("DCEO"), E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation ("DUPONT") and HUDSON TECHNOLOGIES, INC., a New York corporation ("HTI" or the "Company").

                              W I T N E S S E T H :

         WHEREAS, DCEO, DUPONT and HTI are, simultaneously with this Registration Agreement, entering into a certain Stock Purchase Agreement ("Stock Purchase Agreement") to provide a constructive and mutually beneficial relationship between HTI, DUPONT and DCEO, including the purchase of certain shares of Common Stock, par value $0.01 per share of HTI.

         NOW, THEREFORE, in consideration of the respective agreements herein contained and in order to induce DCEO to enter into the Investment Agreement, the parties agree as follows:

1. DEMAND REGISTRATION

         (a) The demand registration rights of DCEO set forth in Section 1 of this Registration Agreement may only be exercised by DCEO (i) anytime between January 29, 1999 and January 29, 2002, and (ii) only one (1) time, after which such demand registration rights shall terminate.

         (b) Subject to Section l(a), in the event that HTI shall receive a written request from DCEO that HTI register under the Securities Act of 1933, as amended (the "Act") on Form S-3, or any other similar form then in effect, and provided that HTI is eligible to use such Form S-3, at least 500,000 Shares of Common Stock then owned by DCEO (the "Shares"), HTI agrees that it will use its best efforts to promptly file (but in no event more than forty-five (45) days after such request) a registration statement and to cause such registration statement to become effective as soon as practicable. In the case of any registration pursuant to this Section 1 which involves a firm commitment underwritten public offering, the managing underwriter or underwriters shall be selected by DCEO and approved by HTI, which approval shall not be unreasonably withheld, and HTI agrees to enter into an underwriting agreement in customary form with such underwriters. HTI will use its best efforts to cause any such registration to remain effective (with a prospectus at all times meeting the requirements of the Act) for 90 days from the effective date of the registration statement and will use its best efforts to effect such qualifications under applicable Blue Sky or other state securities laws as may be reasonably requested by DCEO (provided that HTI shall not be obligated to file a general consent to service of process or to qualify to do business as a foreign corporation or to otherwise subject itself to taxation solely for the purpose of any such qualification) to permit or facilitate such sale or other distribution. Notwithstanding the above, the Company will not be obligated to



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undergo an audit of its financial statements other than in the ordinary course of its business.

         (c) The Company may postpone for up to 60 days the filing or the effectiveness of a registration statement for a Demand Registration if the President of the Company delivers a written certificate to DCEO certifying that the Company's Board of Directors (evidenced by a resolution) has determined that public disclosure in a Registration Statement of certain information concerning the Company at that time would materially adversely affect the financial position or business of the Company; provided that in any such event, DCEO may withdraw such request and that, if such request is withdrawn, such request will not be deemed a Demand Registration. The Company may only make one election in any 12-month period to postpone a Demand Registration pursuant hereto.

2. PIGGYBACK REGISTRATION

         (a) The piggyback registration rights of DCEO set forth in Section 2 of this Registration Agreement may be exercised by DCEO anytime between January 29, 1998 and January 29, 2002.

         (b) Subject to Section 2(a), if HTI shall take action to register any of its common stock for sale to the public for cash, it shall promptly give DCEO written notice of its intention so to do (such notice shall in no event be given later than five (5) business days after HTI and its underwriter have signed a letter of intent with respect to such offering) and shall use its best efforts to promptly file (but in no event more than forty-five (45) days after such request) a registration statement and to cause such registration statement to become effective as soon as practicable including such number of the Shares held by DCEO as may be specified by written notice from DCEO delivered to HTI within fifteen (15) days after receiving the written notice by HTI of its intention to register; provided, however, that HTI shall not be required to honor any such request of DCEO unless such request involves registration of at least 100,000 Shares; provided, however, that if, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Shares requested to be registered will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then (x) the Company may exclude from such offering all or a portion of the Shares which it has been requested to register or (y) if the underwriter so requests, such Shares shall not be sold until the expiration of 90 days from the effective date of the offering that gave rise to the piggyback registration rights that are the subject of this Section 2.

         (c) Notwithstanding the provisions of this Section 2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 2



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

(irrespective of whether any written request for inclusion of Shares shall have already been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.



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

3. PROSPECTUSES, DOCUMENTS, ETC.

         Upon making a request for demand registration pursuant to Section 1 hereof or for piggyback registration pursuant to Section 2 hereof, DUPONT shall furnish to HTI such information regarding DCEO's holdings and the proposed manner of distribution thereof as shall be reasonably required in connection with any registration, qualification or compliance referred to in such Sections, and shall otherwise reasonably cooperate with HTI in the preparation and filing of any registration statement, amendment or supplement required thereunder and in any efforts by HTI to establish any exemptions under federal and state securities laws. HTI agrees that it will furnish to DUPONT the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in Section 1 hereof as DCEO from time to time may reasonably request.

4. EXPENSES

         The obligations of HTI to register Shares held by DCEO shall be subject to the following terms and conditions:

         (a) With respect to a demand registration, DUPONT shall pay all expenses of such registration, including (i) all underwriters' discounts and commissions, (ii) all expenses (including filing fees) incurred in connection with qualifying under state securities or Blue Sky laws, (iii) all other filing fees, (iv) the cost of any customary insurance policy that the underwriters may, in the exercise of their sole discretion, require in connection with such registration, (v) the reasonable fees of HTI's legal counsel, (vi) the fees of DUPONT's legal counsel, (vii) reasonable audit and other accounting fees and expenses, and (viii) printing costs (together the "Registration Costs").

         (b) With respect to a piggyback registration, DUPONT shall pay its proportionate share of all expenses of such registration (the proportion to be the number of Shares being so registered at DUPONT's request as compared to the total number of shares of common stock being so registered), including (i) all underwriters' discounts and commissions in connection with the Shares sold by DCEO, (ii) its proportionate share of all expenses (including filing fees) incurred in connection with the qualifying under state securities or Blue Sky laws, except that with respect to any states requested by DUPONT and not the underwriters, DUPONT shall pay all expenses incurred in connection with qualifying under the state securities or Blue Sky laws of such states, (iii) its proportionate share of all other filing fees, (iv) its proportionate share of the fees of HTI's legal counsel, (v) all of the fees of DUPONT's legal counsel,
(vi) its proportionate share of audit and other accounting fees and expenses, and (vii) its proportionate share of printing costs.



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

5. INDEMNIFICATION RELATING TO A REGISTRATION STATEMENT

         (a) Whenever pursuant to Section 1 or Section 2 hereof a registration statement relating to Shares is filed under the Act, HTI will indemnify and hold harmless DUPONT and DCEO, each underwriter of any such Shares and each person, if any, who controls any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which DUPONT and DCEO, any such underwriter or any such controlling person may become subject under the Act or otherwise, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of HTI, and to reimburse them for all legal or other expenses reasonably incurred by them in connection with investigating or defending against such loss, claim, damage, or liability (or actions in respect thereof), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or misrepresentation or alleged untrue statement of a material fact contained in such registration statement, or preliminary, final or summary prospectus contained therein, as may be amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such registration statement or final prospectus in reliance upon and in conformity with information furnished in writing to the

Company in connection therewith by DUPONT or any such underwriter or any such person through DUPONT or the underwriter expressly for use therein; provided, however, that the indemnity agreement contained in this Section 5 with respect to any Preliminary Prospectus will not inure to the benefit of the underwriter (or to the benefit of any other person that may be indemnified pursuant to this Section 5 if (A) the person asserting any such losses, claims, damages, expenses or liabilities purchased the Shares which are the subject thereof from the underwriter or other indemnified person; (B) the underwriter or other indemnified person failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person; and (C) the Prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, expense or liability.

         (b) Whenever pursuant to Section 1 or 2 hereof a registration statement relating to Shares is filed under the Act, DUPONT and DUPONT's underwriter of the Shares to be registered and each person, if any, who controls any such underwriter (each such party being referred to severally in this subsection (b) as the "indemnifying party"), will jointly and severally indemnify and hold harmless HTI, each of its directors, each of its officers and agents who have signed such registration statement (including consents) and each other person, if any, who controls HTI, in the same manner and to the same extent as set forth in subsection (a) of this Section 5, with respect to any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or preliminary, final or summary prospectus contained therein, as may be amended or supplemented, or with respect to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such untrue statement, alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to HTI by an indemnifying party specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsections. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, jointly with any other indemnifying party similarly notified, to assume the defense thereof (unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party) with counsel satisfactory to such indemnified party. After such an assumption, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) For purposes of this Section 5 the terms "control", "controlling person" and "underwriter" have the meanings which they have in and under the Act.

6. MISCELLANEOUS

         (a) DUPONT, DCEO and HTI acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Registration Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Registration Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any State thereof having jurisdiction, in addition to any other remedy to which any of them may be entitled by law or equity.

         (b) All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered or mailed as provided in the Stock Purchase Agreement.

         (c) This Registration Agreement, the Stock Purchase Agreement, the Shareholders' Agreement and the Standstill Agreement contain the entire understanding of the parties with respect to the transactions contemplated hereby and this Registration Agreement may be amended only by an agreement in writing executed by the parties hereto.

         (d) For the convenience of the parties, any number of counterparts of this Registration Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         (e) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Registration Agreement.

         (f) This Registration Agreement shall be binding upon the respective successors and assigns of DUPONT, DCEO and HTI.

         (g) This Registration Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.



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

         (h) As used herein the term "person" shall mean any individual, partnership, corporation, trust or other entity.

7. DEFINITIONS

         Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it by the Stock Purchase Agreement.

         IN WITNESS WHEREOF, DUPONT, DCEO and HTI have caused this Registration Agreement to be duly executed by their respective officers, each of whom is duly authorized, all as of the day and year first above written.



                                    E. I. DUPONT DE NEMOURS AND COMPANY

                                    By
                                    Name:
                                    Title:


                                    DU PONT CHEMICAL AND ENERGY OPERATIONS, INC.

                                    By
                                    Name:
                                    Title:


                                    HUDSON TECHNOLOGIES, INC.

                                    By
                                    Name:
                                    Title: